UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2007

Hines Real Estate Investment Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On February 27, 2007, Hines Interest Limited Partnership, the sponsor of Hines Real Estate Investment Trust, Inc. (Hines REIT) issued a press release relating to the acquisition of Atrium on Bay on February 26, 2007 by Hines REIT Properties L.P., a subsidiary of Hines REIT. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential acquisition of the properties described therein and funding sources for the same, are forward looking statements that are based on current expectations and assumptions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include changes in general economic and real estate market conditions, risks associated with property acquisitions and other risks described in the Company’s “Risk Factors” section of the Registration Statement on Form S-11 and its other filings with the Securities and Exchange Commission.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

February 27, 2007	By:	/s/ Frank R. Apollo

Name: Frank R. Apollo
Title: Chief Accounting Officer, Treasurer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Hines dated February 27, 2007